EXHIBIT 21

                                 SUBSIDIARY LIST
                            AS OF SEPTEMBER 30, 2002

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NAME                                                                             STATE             FICTITIOUS NAMES
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
Overall Parent Company:

         Rural/Metro Corporation                                                 Delaware

Subsidiaries of Rural/Metro Corporation (Delaware):

         Aid Ambulance at Vigo County, Inc.                                      Indiana
         Ambulance Transport Systems, Inc.                                       New Jersey
         Donlock, Ltd.                                                           Pennsylvania      Rural/Metro Medical Services,
                                                                                                   Ltd. Rural/Metro Ambulance, Ltd.
         Medical Emergency Devices and Services (MEDS), Inc.                     Arizona           MEDS & Logo
         Metro Care Corp.                                                        Ohio              Rural/Metro Ambulance
         MO-RO-KO, Inc.                                                          Arizona
         Multi-Care Medical Car Service, Inc.                                    New Jersey
         Multi-Health Corp.                                                      Florida
         Myers Ambulance Service, Inc.                                           Indiana
         North Miss. Ambulance Service, Inc.                                     Mississippi
         Professional Medical Services, Inc.                                     Arkansas
         RMFD of New Jersey, Inc.                                                Delaware
         R/M Partners, Inc.                                                      Delaware
         Rural/Metro Communications Services, Inc.                               Delaware
                                                                                                   Rural/Metro Ambulance Service,
         Rural/Metro Corporation                                                 Arizona           AMT, Arizona Medical Transport,
                                                                                                   Tri-City Med
         Rural/Metro Logistics, Inc.                                             Delaware
         Rural/Metro Mid-Atlantic, Inc.                                          Delaware
         Rural/Metro of Colorado, Inc.                                           Delaware
         Rural/Metro of Greater Seattle, Inc.                                    Washington        Rural/Metro Ambulance
         Rural/Metro of Southern Ohio, Inc.                                      Ohio              Rural/Metro Ambulance
         SW General, Inc.                                                        Arizona           Southwest Ambulance; Southwest
                                                                                                   Transportation Services;
                                                                                                   Southwest Medical Services
         South Georgia Emergency Medical Services, Inc.                          Georgia
         Southwest Ambulance of Casa Grande, Inc.                                Arizona           Southwest Ambulance and Rescue
                                                                                                   of Arizona; SWARA
         Southwest General Services, Inc.                                        Arizona           CareTrans; CareTrans Medicoach
                                                                                                   Services; SW General Services
         The Aid Company, Inc.                                                   Indiana

Subsidiaries of Rural/Metro Corporation (Arizona):

         Coronado Health Services, Inc.                                          Arizona
         R/M Management Co., Inc.                                                Arizona
         R/M of Mississippi, Inc.                                                Delaware
         RMC Corporate Center, L.L.C. (1%)                                       Arizona
         RMC Insurance Ltd.                                                      Barbados
         Rural/Metro Corporation of Florida                                      Florida
         Rural/Metro Corporation of Tennessee                                    Tennessee
         Rural/Metro Fire Dept., Inc.                                            Arizona           Rural/Metro Fire Dept.;
                                                                                                   Rural/Metro Fire Department
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
         Rural/Metro of Alabama, Inc.                                            Delaware
         Rural/Metro of Arkansas, Inc.                                           Delaware
         Rural/Metro of California, Inc.                                         Delaware
         Rural/Metro of Georgia, Inc.                                            Delaware
         Rural/Metro of Indiana, Inc.                                            Delaware
         Rural/Metro of Kentucky, Inc.                                           Delaware
         Rural/Metro of Nebraska, Inc.                                           Delaware
         Rural/Metro of New York, Inc.                                           Delaware
         Rural/Metro of Ohio, Inc.                                               Delaware          Rural/Metro Ambulance
         Rural/Metro of Oregon, Inc.                                             Delaware
         Rural/Metro of South Carolina, Inc.                                     Delaware
         Rural/Metro of South Dakota, Inc.                                       Delaware
         Rural/Metro Protection Services, Inc.                                   Arizona
         Rural/Metro Texas Holdings, Inc.                                        Delaware
         W & W Leasing Company, Inc.                                             Arizona

Subsidiaries of Aid Ambulance at Vigo County, Inc:

         Rural/Metro of Indiana II, L.P. (99%)                                   Delaware

Subsidiaries of Ambulance Transport Systems, Inc.:

         Keefe & Keefe Ambulette, Ltd.                                           New York
         Keefe & Keefe, Inc.                                                     New York

Subsidiaries of Keefe & Keefe, Inc.:

         Multi Cab Inc.                                                          New Jersey
         Multi-Care International, Inc.                                          New Jersey

Subsidiaries of MO-RO-KO, Inc.:

         Southwest Ambulance of Tucson, Inc.                                     Arizona

Subsidiaries of North Miss. Ambulance Service, Inc.:

         Rural/Metro Mid-South, L.P. (99%)                                       Delaware

Subsidiaries of R/M Partners, Inc.:

         Rural/Metro Mid-Atlantic II, Inc. (50%)                                 Delaware

Subsidiaries of Rural/Metro Mid-Atlantic II, Inc.:

         Mobile Medical Transportation, Inc.                                     Maryland

Subsidiaries of Mobile Medical Transportation, Inc.:

         Choice American Ambulance Service, Inc.                                 Virginia

Subsidiaries of RMC Insurance, Ltd.:

         RMC Corporate Center, L.L.C. (99%)                                      Arizona
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
Subsidiaries of R/M of Mississippi, Inc.:

         Rural/Metro of Mississippi, Inc.                                        Delaware

Subsidiaries of Rural/Metro Corporation of Florida:

         Rural/Metro of North Florida, Inc.                                      Florida

Subsidiaries of Rural/Metro Corporation of Tennessee:

         R/M of Tennessee G.P., Inc.                                             Delaware
         R/M of Tennessee L.P., Inc.                                             Delaware

Subsidiaries of R/M of Tennessee G.P., Inc.:

         Rural/Metro Mid-South, L.P. (1%)                                        Delaware
         Rural/Metro of Tennessee, L.P. (1%)                                     Delaware          Rural/Metro Ambulance, L.P.

Subsidiaries of R/M of Tennessee L.P., Inc.:

         Rural/Metro of Tennessee, L.P. (99%)                                    Delaware

Subsidiaries of Rural/Metro Logistics, Inc.:

         Rural/Metro Hospital Services, Inc:                                     Delaware

Subsidiaries of Rural/Metro of Alabama, Inc.:

         Medstar Emergency Medical Services, Inc.                                Delaware
         RISC America Alabama Fire Safety Services, Inc.                         Delaware
         Rural/Metro of Central Alabama, Inc.                                    Delaware

Subsidiaries of Rural/Metro of California, Inc.:

         Rural/Metro of San Diego, Inc.                                          California

Subsidiaries of Rural/Metro of San Diego, Inc.

         San Diego Medical Services Enterprise, LLC (50%)                        California

Subsidiaries of Rural/Metro of Colorado, Inc.:

         Rural/Metro of Central Colorado, Inc.                                   Delaware          Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Georgia, Inc.:

         Coastal EMS, Inc.                                                       Georgia
         E.M.S. Ventures, Inc.                                                   Georgia           Rural/Metro Ambulance
         Medi-Cab of Georgia, Inc.                                               Delaware

Subsidiaries of Rural/Metro of Indiana, Inc.:

         The Aid Ambulance Company, Inc.                                         Delaware           The Aid Company, Inc.,
                                                                                                    Rural/Metro Ambulance
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
Subsidiaries of The Aid Ambulance Company, Inc.:

         Rural/Metro of Indiana, L.P. (1%)                                       Delaware
         Rural/Metro of Indiana II, L.P. (1%)                                    Delaware

Subsidiaries of Rural/Metro of Kentucky, Inc.:

         Mercury Ambulance Service, Inc.                                         Kentucky

Subsidiaries of Rural/Metro of Nebraska, Inc.:

         Eastern Ambulance Service, Inc.                                         Nebraska

Subsidiaries of Eastern Ambulance Service, Inc.:

         Eastern Ambulance Service, Inc. - Lincoln (50%)                         Nebraska

Subsidiaries of Rural/Metro of New York, Inc.:

         Corning Ambulance Service Inc.                                          New York
         Eastern Paramedics, Inc.                                                Delaware          Rural/Metro Medical Services
         LaSalle Ambulance, Inc.                                                 New York          Rural/Metro Medical Services
         Rural/Metro of Rochester, Inc.                                          New York          Rural/Metro Medical Services
         Towns Ambulance Service, Inc.                                           New York          Rural/Metro Medical Services

Subsidiaries of Eastern Paramedics, Inc.:

         Rural/Metro of Brewerton, Inc.                                          New York

Subsidiaries of Rural/Metro of Rochester, Inc.:

         Beacon Transportation, Inc.                                             New York          Rural/Metro Medical Services
         National Ambulance & Oxygen Service, Inc.                               New York          Rural/Metro Medical Services

Subsidiaries of Rural/Metro of Ohio, Inc.:

         Gold Cross Ambulance Services, Inc.                                     Delaware          Rural/Metro Ambulance
         Rural/Metro of Central Ohio, Inc.                                       Delaware          Rural/Metro Ambulance
         Rural/Metro of Northern Ohio, Inc.                                      Delaware          Rural/Metro Ambulance;
                                                                                                   Rural/Metro Helpline

Subsidiaries of Gold Cross Ambulance Services, Inc.:

         Gold Cross Ambulance Service of Pa., Inc.                               Ohio              Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Central Ohio, Inc.:

         American Limousine Service, Inc.                                        Ohio

Subsidiaries of Rural/Metro of Oregon, Inc.:

         Valley Fire Service, Inc.                                               Delaware          Rural/Metro Fire Department;
                                                                                                   Valley Fire Service
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
Subsidiaries of Rural/Metro of South Carolina, Inc.:

         EMS Ventures of South Carolina, Inc.                                    South Carolina

Subsidiaries of Rural/Metro of South Dakota, Inc.:

         Medical Transportation Services, Inc.                                   South Dakota

Subsidiaries of Medical Transportation Services, Inc.:

         Sioux Falls Ambulance, Inc.                                             South Dakota

Subsidiaries of Rural/Metro Texas Holdings, Inc.:

         R/M of Texas G.P., Inc.                                                 Delaware
         Rural/Metro of Arlington, Inc.                                          Delaware
         Rural/Metro of Texas, Inc.                                              Delaware          Rural/Metro Ambulance

Subsidiaries of R/M of Texas G.P., Inc.:

         Rural/Metro of North Texas, L.P. (1%).                                  Delaware          Rural/Metro Ambulance
         Rural/Metro of Texas, L.P. (1%)                                         Delaware          Rural/Metro Ambulance, L.P.

Subsidiaries of Rural/Metro of Texas, Inc.:

         Rural/Metro of North Texas, L.P. (99%).                                 Delaware          Rural/Metro Ambulance
         Rural/Metro of Texas, L.P. (99%)                                        Delaware          Rural/Metro Ambulance.

Subsidiaries of Southwest Ambulance of Casa Grande, Inc.:

         Southwest Ambulance and Rescue of Arizona, Inc.                         Arizona           Southwest Ambulance and Rescue
                                                                                                   of Arizona; SWARA

Subsidiaries of Southwest General Services, Inc.:

         Southwest General Services of Dallas, LLC (19.9%)                       Delaware

Subsidiaries of The Aid Company, Inc.:

         Rural/Metro of Indiana, L.P. (99%)                                      Delaware

                              LIMITED PARTNERSHIPS

NAME                                                                             STATE             FICTITIOUS NAMES
----                                                                             -----             ----------------
Rural/Metro Mid-South, L.P.                                                      Delaware
Rural/Metro of Tennessee, L.P.                                                   Delaware          Rural/Metro Ambulance.
Rural/Metro of Indiana, L.P.                                                     Delaware
Rural/Metro of Indiana II, L.P.                                                  Delaware
Rural/Metro of North Texas, L.P.                                                 Delaware          Rural/Metro Ambulance
Rural/Metro of Texas, L.P.                                                       Delaware          Rural/Metro Ambulance.
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                                      LLCS

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NAME                                                                             STATE             FICTITIOUS NAMES
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

RMC Corporate Center, L.L.C.                                                     Arizona
        Members: RMC Insurance Ltd. (99%)
                   Rural/Metro Corporation, an Arizona corporation (1%)
San Diego Medical Services Enterprise, LLC                                       California
        Members: Rural/Metro of San Diego, Inc. (50%)
                   City of San Diego (50%)
Southwest General Services of Dallas, L.L.C.                                     Delaware
        Members: Southwest General Services, Inc. (19.9%)
                   Patrick E. Cantelme (80.1%)
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